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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (date of earliest event reported) AUGUST 24, 1995

                       REPUBLIC WASTE INDUSTRIES, INC.

            (Exact name of registrant as specified in its charter)


                Delaware                    0-9787               73-1105145
                  ----                       ----                    ----
      (State or other jurisdiction     (Commission File       (I.R.S. Employer
           of incorporation)                Number)          Identification No.)



                            200 EAST LAS OLAS BLVD.
                                   SUITE 1400
                         FT. LAUDERDALE, FLORIDA 33301

                    (Address of principal executive offices)

      Registrant's telephone number, including area code (305) 761-8333

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         With respect to each contract, agreement or other document referred to herein and filed with the Securities and Exchange Commission (the "Commission") as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.


ITEM 5.  OTHER EVENTS.

PROPOSED ACQUISITION OF SOUTHLAND ENVIRONMENTAL SERVICES, INC.

         MERGER AGREEMENT. On August 24, 1995, Republic Waste Industries, Inc., a Delaware corporation ("Republic"), RS Mergersub, Inc., a Florida corporation and wholly-owned subsidiary of Republic ("Republic Merger Sub"), Southland Environmental Services, Inc., a Florida corporation ("Southland"), and Southland's principal shareholders, Felix A. Crawford, individually and as Trustee of the Felix A. Crawford Revocable Living Trust, and CFP, Ltd., a Florida limited partnership of which Felix A. Crawford is the sole general partner, entered into a Merger Agreement (the "Merger Agreement"). The Merger Agreement is attached hereto as Exhibit (c)(1) and is incorporated herein by reference for all purposes.

         The Merger Agreement provides for the merger of Republic Merger Sub with and into Southland, resulting in Southland becoming a wholly-owned subsidiary of Republic (the "Merger"), on the terms set forth in the Merger Agreement. The Merger will be accounted for as a pooling of interests business combination. In exchange for all of the issued and outstanding shares of capital stock of Southland, the shareholders of Southland will be issued a total of 2,600,000 shares of common stock, $0.01 par value, of Republic ("Republic Common Stock"). The terms and conditions of the Merger were determined by arm's-length negotiations between Republic and Southland. The 2,600,000 shares of Republic Common Stock to be issued in the Merger will be restricted under Rule 145 promulgated under the Securities Act of 1933, as amended (the "Act"), and will be registered under the Act for resale by Southland's shareholders as soon as permitted under the terms of the Merger Agreement.

         Closing of the transactions contemplated by the Merger Agreement are subject to satisfying customary closing conditions and obtaining certain regulatory approvals, including expiration or early termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The closing of the transactions contemplated by the Merger Agreement will close promptly when all conditions are satisfied or waived, which is expected to occur by mid-October 1995, and under the Merger Agreement can occur no later than November 30, 1995 unless the parties otherwise agree.






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         Southland is based in Jacksonville, Florida, and, through its wholly-owned subsidiaries, provides solid waste collection and disposal services to residential, commercial and industrial customers in Duval, St. Johns and Clay Counties, Florida. Southland also operates a construction and debris landfill, and has composting and recycling operations. Southland will continue to employ Felix A. Crawford and its other key officers and employees after the closing of the Merger, and they will be eligible to receive option grants from time to time under Republic's employee stock option plans.


ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS.

         (a)-(b)     Not applicable.

        *(c)(2.1)   Merger Agreement.




___________________________
*        Filed herewith.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  REPUBLIC WASTE INDUSTRIES, INC.



Date:  August 29, 1995            By:  /s/ Gregory K. Fairbanks
                                     -----------------------------------------
                                     Gregory K. Fairbanks,
                                     Chief Financial Officer and
                                     Executive Vice President







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                               INDEX TO EXHIBITS



 EXHIBIT
 NUMBER
 ------
 (a)-(b)         Not applicable.

*(c)(2.1)        Merger Agreement entered into as of August 24, 1995 by Republic Waste Industries,
                 Inc., a Delaware corporation; RS Mergersub, Inc., a Florida corporation; Southland
                 Environmental Services, Inc., a Florida corporation; Felix A. Crawford; Felix A.
                 Crawford, Trustee under the Felix A. Crawford Revocable Living Trust; and CFP, Ltd., a
                 Florida limited partnership.


___________________________
*        Filed herewith.





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